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                         SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                              SEPTEMBER 20, 1999
               Date of Report (Date of earliest event reported)


                               ALZA CORPORATION
            (Exact Name of Registrant as Specified in its Charter)
          ---------------------------------------------------------


           DELAWARE                   1-6247           77-0142070
        (State or other             (Commission      (I.R.S. Employer
  Jurisdiction of Incorporation)    File Number)     Identification No.)

                               ---------------

                              950 PAGE MILL ROAD
                                P.O. BOX 10950
                           PALO ALTO, CA  94303-0802

            (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code:  (650) 494-5000
     -------------------------------------------------------------------


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ITEM 5.   OTHER EVENTS.

     On September 20, 1999, Alza Corporation, a Delaware corporation (the "Registrant"), announced that the plaintiff in a lawsuit filed as a class action against the Registrant and its directors relating to the merger agreement between the Registrant and Abbott Laboratories has agreed to dismiss the action as more fully described in the Press Release filed herewith as Exhibit 99.1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

Exhibit No.    Description

Exhibit 99.1   Press Release dated September 20, 1999.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ALZA CORPORATION



                                        /s/ Bruce Cozadd
                                        -----------------------------------
                                        By: Bruce Cozadd
                                            Senior Vice President and
                                            Chief Financial Officer


Date:  September 20, 1999

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                                 EXHIBIT INDEX


Exhibit 99.1   Press Release dated September 20, 1999.